UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 7, 2009

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

Hogan & Slovacek, P.C., the firm that has served as our independent registered public accounting firm, announced that it is combining with the firm of Tullius Taylor Sartain & Sartain LLP, on January 7, 2009.  As a result, Hogan & Slovacek has resigned as our accounting firm and our audit committee has approved the engagement of the successor firm, which is named HoganTaylor LLP.  The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor which will continue the practices of each of the merged firms.  Hogan & Slovacek will remain in existence solely for the purpose of winding up its affairs but will not engage in any public accounting practice.

While HoganTaylor is technically a new firm, because it is a successor firm to our prior accountants, we do not consider this a substantive change of accounting firms.  Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

The reports of Hogan & Slovacek regarding our financial statements for the fiscal years ended September 30, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended September 30, 2007 and 2008, and during the period from October 1, 2008 through January 7, 2009, the date of resignation, there were no disagreements with Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hogan & Slovacek would have caused it to make reference to such disagreement in connection with its report.

We provided Hogan & Slovacek with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Hogan & Slovacek furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated January 8, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit 16.1	Hogan & Slovacek letter addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: January 8, 2009

By: /s/ Scott A. Francis
Scott A. Francis
Vice-President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Hogan & Slovacek letter addressed to the Securities and Exchange Commission